UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 2008

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

DELAWARE	000-51436	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 Route 25A, No. 2
East Setauket, New York 11733
(Address of principal executive offices)

Registrant’s telephone number, including area code:  631 942 7959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On December 17, 2008, AJ Robbins, P.C. (“Robbins”) was dismissed as the independent accountant of Lixte Biotechnology Holdings, Inc. (the “Company”).  The Board of Directors acting in the capacity of an audit committee approved the dismissal of Robbins.

Robbins’ reports on the Company’s financial statements for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the report for both years indicated that the Company is in the development stage and has not commenced operations and its ability to continue as a going concern is dependent upon its ability to develop additional sources of capital and ultimately achieve profitable operations.  Accordingly, such report indicated that there was substantial doubt as to the Company’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the years ended December 31, 2007 and 2006 and through December 17, 2008, there were no disagreements with Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Robbins, would have caused it to make reference thereto in connection with its reports on the financial statements for such years.  During the years ended December 31, 2007 and 2006 and through December 17, 2008, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Robbins with a copy of the foregoing disclosures and requested Robbins to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Robbins agrees with the disclosures.  A copy of Robbins’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On December 17, 2008, the Company’s Board of Directors acting in the capacity of an audit committee engaged Weinberg & Company, P. A. (“Weinberg”) as the Company’s new independent accountant to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended December 31, 2007 and 2006 and through December 17, 2008, neither the Company, nor anyone acting on its behalf, consulted with Weinberg regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Weinberg concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1	Letter to the Securities and Exchange Commission from Robbins regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2009	LIXTE BIOTECHNOLOGY HOLDINGS, INC. By: /s/ John S. Kovach John S. Kovach, Chief Executive Officer